UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: July 12, 2007


                               Baxx Systems Inc.
                    ----------------------------------------
                   (FORMERLY BARRINGTON SCIENCES CORPORATION)
             (Exact name of registrant as specified in its charter)

                                     Nevada
          -----------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

            33-27042-NY                               93-0996537
            -----------                               ----------
       (Commission File No.)                (I.R.S. Employer Identification No.)

        1107 Bennet Drive
Port Coquitlam, British Columbia, Canada                V3C 6H2
----------------------------------------                -------
(Address of principal executive offices)               (Zip Code)

                 Registrant's telephone number: (604) 868-7400

Section 1.01

Entry into a material Definitive Agreement

1. On July 10, 2007 the Stockholders of Baxx Systems Inc. approved the acquisition of all the issued and outstanding shares of Baxx Systems Inc (Canada) Baxx Systems Inc. (Canada) becomes a wholly owned subsidiary of Baxx Systems Inc.


Section 9.01

Financial Statements and Exhibits

Exhibit: Agreement between Baxx Systems Inc and Baxx Systems Inc (Canada) for the acquisition of all the issued and outstanding shares of Baxx Systems Inc (Canada)





                                   Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Baxx Systems Inc


                                                  /s/  Lorne Broten
                                                  ------------------------------
                                                  By:  Lorne Broten
                                                  Its: Chief Financial Officer


Date:  July 12, 2007

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated as of and with effect from May 15, 2007

BETWEEN:


     BAXX SYSTEMS Inc., a Federally Incorporated Company in Canada and the shareholders of Baxx Systems Inc.: Namely: George Moore, Paul Alkhoury, Lorne Broten, Dr. Anthony Reynolds and Jim Lambright

     (Collectively hereinafter referred to as "Baxx")

AND:

     Baxx Systems Inc. A Nevada Corporation (Formerly Barrington Sciences Corporation)
     1107 Bennet Drive
     Port Coquitlam, BC V3C 6H2

     (hereinafter referred to as "BSC")


WHEREAS:

A.   BSC is a company incorporated under the laws of the State of NEVADA.

B. Baxx has entered into an agreement with Paul Alkhoury to purchase the "Intelligent Retrofit (TM) "Patent Pending Technology developed by Paul Alkhoury.

C. BSC has agreed to purchase all the outstanding shares in Baxx in exchange for 3,511,238 common shares of BSC.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the covenants and agreements herein contained, the parties hereto covenant and agree with each other as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

1.1. Closing Date" As soon as ratified by shareholders of BSC.

1.2. Material Change" means, if used in relation to Baxx, a change in its proposed business, operations, assets or ownership that would reasonably be expected to have a significant effect on the value of its capital or assets, and includes a decision to implement that change made by its directors, or by senior management who believe that confirmation by the directors is probable.

1.3. "Time of Closing" means 10:00 a.m. (Vancouver Time) on the Closing Date.


                                   ARTICLE 2
                               PURCHASE OF SHARES
                               ------------------

2.1.     Purchased Shares and Consideration

Subject to the terms and conditions of this Agreement and based on the warranties and representations herein contained, on the Closing Date:

     (a)  BSC will issue 3,511,238 common shares to the shareholders of Baxx.

     (b) The shareholders of Baxx will cancel all shares owned by them in BSC and return them to treasury. This will transpire as soon as the shareholders of BSC have ratified the transaction outlined in this agreement.

     (c)  The deemed price of Baxx Shares shall be $ 0.001 per Share.

3.7      Final Closing Date

In the event that the transactions contemplated by this Agreement do not complete on the Closing Date, this Agreement will terminate and be of no further force and effect, unless all the parties otherwise agree to an extension to the Closing Date in writing.


                                   ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BAXX
                     --------------------------------------

4.1 In order to induce BSC to enter into and consummate the transactions contemplated herein, Baxx represents and warrants to and covenants with BSC as follows:

     (a) Baxx is a Canadian Federally Incorporated company in good standing with unlimited authorized share capital.

     (b) The memorandum and articles of Baxx and the registers of shareholders, registers of directors, and the minutes of shareholders and directors meetings of Baxx contained in the minute book, copies of which will be delivered to BSC, are accurate and complete and document all material occurrences and actions of Baxx since incorporation, and all meetings of directors and shareholders have since incorporation, been duly held.

     (c) Baxx has good and marketable title to all of its assets. Patents and Trademarks.

     (d) As far as Baxx is aware neither the Business of Baxx nor any of the assets infringes any registered patents, trademarks or copyrights of any third parties.

     (e) As of the closing date Baxx shall have 3,511,238 common shares issued as per schedules A. No other shares have been issued or subscribed for.

     (f) Other than as disclosed in this Agreement, no person, firm or corporation has any agreement or option or any right capable of becoming an agreement for the purchase of any shares from treasury in the capital of Baxx or any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares in the capital of Baxx.

     (g) Baxx has the corporate power to carry out the transactions contemplated herein.

     (h) The documents and information to be delivered to BSC and its advisors by Baxx pursuant to this Agreement shall be accurate and complete.

     (i) Save and except for any immaterial errors and omissions, there are no liabilities, contingent or otherwise, of Baxx which are not disclosed or reflected in this Agreement and the documents attached as Schedules thereto, and Baxx has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation other than as disclosed herein. There are no liabilities of any other party capable of creating a lien or charge on any of the assets of Baxx.

     (j) Baxx is a start up corporation and as such it has not incurred any operating costs to date and it has not made any capital expenditures except as disclosed herein.

     (k) There is no basis for and there are no actions, suits, judgments, investigations, arbitration or proceedings in progress, outstanding, pending or, to the knowledge of the Directors threatened against or relating to Baxx or affecting the Business, Premises or the Baxx Shares at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency.

     (l) Baxx has not experienced nor is it or the Directors of Baxx aware of any occurrence or event, which had, or might reasonably be, expected to have, a materially adverse effect on the results of the Business.

     (m) This Agreement has been duly executed and delivered by the Directors of Baxx and is a valid and binding obligation of the company.

4.2      Representations and Warranties

On the Closing Date, the representations and warranties of Baxx and the Directors contained in this Agreement will be true and correct as if made on and as of the Closing Date.

4.3      Indemnity by Baxx and Directors

Without prejudicing any other remedy available to BSC at law or in equity, Baxx and the Directors shall indemnify and save harmless BSC from and against all reasonably and properly incurred costs, losses, damages or expenses suffered or incurred by BSC in any manner arising out of or relating to:

     (a) any representation or warranty of Baxx or Directors set forth in this Agreement being untrue or incorrect or the failure of Baxx or the Directors of Baxx to observe or perform any of its obligations pursuant hereto;

     (b) any and all indebtedness or liability of Baxx existing at the time of the Closing which was not disclosed in writing to BSC by Baxx;

     (c) any misrepresentation in or omission from any certificate or other instrument furnished to BSC by Baxx or by the Directors of Baxx hereunder; and

     (d) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.


                                    ARTICLE 5
                      REPRESENTATIONS AND WARRANTIES OF BSC
                      -------------------------------------

In order to induce Baxx to enter into and consummate the transactions contemplated herein, BSC represents and warrants to, and covenants with Baxx and the Shareholders as follows:

5.1 BSC is a company duly incorporated under the State of Nevada business Act and is validly subsisting and in good standing.

5.2 The performance of this Agreement will not be in violation of the Memorandum or By-Laws of BSC or of any agreement to which BSC is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by BSC.

5.3 BSC has the corporate power to carry out the transactions contemplated herein and is duly qualified to carry on business in the State of Nevada subject to this agreement being ratified by the shareholders of BSC.

5.4 As at the date hereof, BSC has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation.

5.5 BSC is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it.

5.6 All material transactions of BSC have been promptly and properly recorded or filed in or with its respective books and records, and the minute book of BSC contains all records of the meetings and proceedings of shareholders and directors thereof.

5.7 No person has or asserts any present, future or contingent rights of indemnification or subrogation by virtue of any transaction or happening occurring in relation to BSC.

5.8 BSC is not engaged or concerned in any litigation or arbitration proceedings either as plaintiff or defendant or otherwise and there is no basis for and there are no law suits pending or threatened against BSC or any proceedings in respect of which BSC is liable to indemnify any party concerned therein and that there are no claims already made which, if pursued, might result in proceedings of any kind against BSC nor are there any circumstances likely to cause BSC to be or become involved as a party to any litigation or arbitration.

5.9 BSC has not given any power of attorney to any person and is not under any obligation to give any power of attorney to any person.

5.10 The proposed purchase of the Baxx Shares contemplated herein has been duly authorized by BSC Directors.

5.11 This Agreement has been duly executed and delivered by BSC and is a valid and binding obligation of BSC enforceable in accordance with its terms subject to ratification by the shareholders of BSC.


                                    ARTICLE 6
                                COVENANTS OF BSC
                                ----------------

BSC covenants and agrees with Baxx and the Shareholders as follows:

6.1      Separate Companies

The parties acknowledge that it is their collective intention that after the Closing Date, BSC and Baxx will continue to exist and operate as independent corporations. Baxx will become a wholly owned subsidiary of BSC.

6.2      Representations and Warranties

On the Closing Date, the representations and warranties of BSC contained in this Agreement will be true and correct as if made on and as of the Closing Date.

6.3      Opinion

Unless waived BSC will deliver to Baxx at the Time of Closing an opinion of BSC counsel, addressed to Baxx, in form satisfactory to counsel for Baxx that:

     (a) BSC is duly organized and validly existing under the laws of the State of Nevada and is in good standing;

     (b) Based on knowledge and belief as informed by the Directors of BSC, such solicitors know of no claims, judgments, actions, suits, litigation, proceedings or investigations, actual, pending or threatened against BSC which might materially affect any business, properties, assets, prospects or conditions, financial or otherwise, of BSC or which could result in any material liability to BSC.

     (c)  Baxx can waive the opinion requirements.

6.4      Indemnity by BSC

BSC shall indemnify and save harmless Baxx from and against any and all costs, losses, damages or expenses suffered or incurred Baxx in any manner arising out of or relating to:

     (a) any misrepresentation or non-fulfillment of any covenant on the part of BSC under this Agreement; and

     (b) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

6.5  Books and Records

During the period commencing on the date of execution of this Agreement and ending on the Closing Date, Baxx will make available to the other party and its directors, officers, agents and professional advisors all corporate, legal and financial records in the possession or reasonable control of Baxx or the Directors, and will ensure that their respective directors, officers and professional advisors are reasonably available to assist the other party with any and all legitimate "due diligence" enquiries. Without limiting the foregoing, Baxx shall make available to BSC and its advisors all information relating to the patented and proprietary intellectual property of Baxx.


                                    ARTICLE 7
                          CONDITIONS OF CLOSING OF BSC
                          ----------------------------

7.1 The obligations of BSC hereunder are subject to the following conditions for the exclusive benefit of BSC being fulfilled in all material respects in the reasonable opinion of BSC at the Time of Closing or waived by BSC at or prior to the Time of Closing:

     (a) The representations and warranties of Baxx, the Directors of Baxx and contained herein will be true and correct as of the date hereof and on and as of the Closing Date with the same force and effect as though such representations were made as of the Closing Date, save and except, as modified by the transactions contemplated by this Agreement;

     (b) BSC and its advisors will have conducted and become satisfied with the results of their investigation and due diligence of Baxx;

     (c) Baxx, and the Directors will have complied with all covenants and agreements herein agreed to be performed or caused to be performed by them respectively on or before the Closing Date;

     (d) No material loss or destruction of or damage to any of the assets of Baxx will have occurred between the date hereof and the Time of Closing; and

     (e) No action or proceeding in any jurisdiction at law or in equity will be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency:

     (f) To enjoin or prohibit the purchase and sale of the Baxx Shares as contemplated hereby


7.2 If any of the conditions in Article 7.1 are not so fulfilled or waived, BSC may rescind this Agreement by notice in writing to Baxx and the Directors of Baxx. In such event, BSC will be released from all obligations under this Agreement, and Baxx will also be released unless Baxx and the Directors of Baxx were reasonably capable of causing such condition or conditions to be fulfilled. The foregoing conditions in Article 7.1 may be waived in whole or in part without prejudice to any right of rescission in the event of the non-fulfilment of any other condition or conditions on or before the Closing Date. A waiver will be binding only if it is in writing.


                                    ARTICLE 8
                          CONDITIONS OF CLOSING OF BAXX
                          -----------------------------

8.1 The obligations of Baxx and the Directors hereunder are subject to the following conditions for the exclusive benefit of Baxx being fulfilled in all material respects in the reasonable opinion of Baxx and the Directors of Baxx at the Time of Closing or the time referenced therein or waived by Baxx prior to the Time of Closing:

     (A) the representations and warranties of BSC contained herein will be true and correct as of the date hereof and on and as of the Closing Date with the same force and effect as though such representations were made as of the Closing Date, save and except, as modified by the transactions contemplated by this Agreement.

8.2 If any of the conditions in Article 8.1 are not so fulfilled or waived or indemnified for, Baxx, then Baxx may rescind this Agreement by notice in writing to BSC. In such event, Baxx and will be released from all obligations under this Agreement, and BSC will also be released unless BSC was reasonably capable of causing such condition or conditions to be fulfilled.

8.3 The foregoing conditions in Article 8.1 may be waived in whole or in part without prejudice to any right of rescission in the event of the non-fulfilment of any other condition or conditions on or before the Closing Date. A waiver will be binding only if it is in writing.


                                    ARTICLE 9
                              CLOSING ARRANGEMENTS
                              --------------------

9.1  Place

The closing will take place at the Time of Closing at the offices of BSC.

9.2  Closing Deliveries of Baxx

At the Time of Closing, Baxx will deliver the following to Barrington:

     (a) Any consent, approval or notification required by any governmental authority or any party to any contract or agreement in connection with this Agreement;

     (b)  Copy of the purchase agreement between Baxx and Alkhoury.

     (c) Confirmation in writing from George Moore, Lorne Broten, Dr. Anthony Reynolds and Jim Lambright that they are cancelling the shares they currently own in BSC subject to the shareholders of BSC approving the acquisition of Baxx.

     (d) A copy of the Patent Application for the "Intelligent Retrofit" widow system along with patent search results in a summary form.

     (e) A copy of the assignment from Paul Alkhoury to Baxx of the patent ownership to Baxx.

9.3  Closing Deliveries of BSC

At the Time of Closing, BSC will deliver the following to Baxx:

     (f) Certified copies of resolutions of the directors of BSC authorizing the transactions contemplated herein,

     (g)  Copy of shareholder ratification.

     (h)  Share certificates issued to the persons listed in schedule "A"

9.4  Closing Escrow

All documents shall be delivered in escrow and all matters of payment, execution, delivery of closing documents shall be deemed to be concurrent requirements and it is specifically agreed that nothing will be complete at the Closing until everything required to complete the Closing has been paid, executed, delivered or fully registered, as the case may be. This to be signed off by each party.

                                   ARTICLE 10
                               GENERAL PROVISIONS
                               ------------------

10.1 Reliance

Baxx acknowledge and agree that BSC has entered into this Agreement relying on the representations, warranties, covenants and agreements and other terms and conditions of this Agreement and that no information which is now known, which may hereafter become known or which could upon investigation have become known to BSC or any of their present or future officers, directors or professional advisors, will in any way limit or extinguish any rights BSC may have against the Directors and Baxx.

10.2 Survival of Representations

The representations, warranties, covenants and agreements of Baxx, the Directors contained in this Agreement and any document or certificate given pursuant hereto or thereto will survive the closing of the transaction contemplated herein and remain in full force and effect notwithstanding any waiver by BSC unless such waiver was made after notice in writing by Baxx, to BSC setting forth the breach.

10.3 Severability

If any provisions of this Agreement are determined to be void, invalid or unenforceable in whole, or in part for any reason whatsoever, it will not be deemed to affect or impair the validity or enforceability of any other provisions herein, and such unenforceable provisions or part thereof will be treated as severable from the remainder of this Agreement.

10.4 Notice and Legal Fees

Except as otherwise specifically set forth herein, each of the parties will bear the fees and disbursements of their respective lawyers, accountants and consultants engaged by them respectively in connection with this Agreement.

Any notice, direction or other instrument required or permitted to be given hereunder will be in writing and may be given by mailing the same postage prepaid or delivering the same by facsimile or email as follows:


  To Baxx:        15826 - 98th Avenue,
                  Surrey, BC V4N 2V3

  To BSC:         1107 Bennet Drive
                  Port Coquitlam, BC V3C 6H2

or to such other address as a party may specify by notice as aforesaid and will be deemed to have been received, if delivered, on the date of delivery if it is a business day and otherwise on the next succeeding business day and, if mailed, on the fifth business day following the posting thereof except if there is a postal dispute, in which case all communications will be delivered.

10.6 Confidentiality and Non-Disclosure

During the term of this Agreement, except with the prior written consent of the other parties, each of the parties and its respective employees, officers, directors, shareholders, agents, advisors and other representatives will hold all information received from any other party in strictest confidence, except such information and documents available to the public or as are required to be disclosed by applicable law.

No disclosure or announcement, public or otherwise, in respect of this Agreement or the transactions contemplated herein will be made by any party without the prior written agreement of the other parties as to timing, content and method, provided that the obligations herein will not prevent any party from making, with notice to the other parties, such disclosure as its counsel advises is required by applicable law.

In the event that this Agreement is terminated for whatever reason, all confidential information and documents supplied by a party and all copies of such information will be returned to the originating party.

10.7 No Substantial Changes in Business or Corporate Structure of Baxx

Until the earlier of the Closing Date or the termination of this Agreement, Baxx will not, directly or indirectly, solicit, initiate, assist, facilitate, promote or encourage proposals or offers from, entertain or enter into discussions of negotiations with or provide information relating to their securities, business, operations, affairs or financial condition to any persons, entity or group in connection with a proposed financing.

10.8 Time of Essence

Time will be the essence of this Agreement.

10.9 Further Assurances

Each of the parties will execute and deliver such further documents and instruments and do such acts and things as may, before or after the Closing Date, be reasonably required by another party to carry out the intent and meaning of this Agreement

10.10  Proper Law

This Agreement will be construed and enforced in accordance with, and the rights of the parties will be governed by the laws of the State of Nevada.

10.11  Benefit and Binding Nature of the Agreement

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

10.12  Counterparts

This Agreement may be executed in any number of counterparts or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which will together be deemed to be an original, notwithstanding that all of the parties are not signatory to the same counterpart or facsimile.

10.13  Included Words

Words importing the singular include the plural and vice-versa, and words importing gender include all genders.

10.14  Entire Agreement

This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

10.15  Modifications and Approvals

No amendment, modification, supplement, termination or waiver of any provision of this Agreement will be effective unless in writing signed by the appropriate party and then only in the specific instance and for the specific purpose given.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto effective as of the date and year first above written.


Baxx Systems Inc.  Nevada (Formerly Barrington Sciences Corporation)
Per:
         // Jim Lambright//
         ------------------------
          Jim Lambright, Director




Baxx Systems Inc. Canada
Per:
         //George Moore//
         ----------------------
         George Moore, Director


George Moore

//George Moore//
----------------

Dr. Anthony Reynolds

//Dr. Anthony Reynolds//
------------------------


Lorne Broten

//Lorne Broten//
-----------------

Jim Lambright

//Jim Lambright//
-----------------

Paul Alkhoury

// Paul Alkhoury//
--------------------------